Exhibit 10.43

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [                                         *], is entered into among [                                        *] (each, a “New Subsidiary” and collectively, the “New Subsidiaries”), and CREDIT SUISSE AG (formerly known as Credit Suisse), as Agent, under that certain Credit Agreement, dated as of June 23, 2006 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TransDigm Inc., a Delaware corporation (the “Borrower”), TransDigm Group Incorporated, a Delaware corporation, the Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Agent, as amended by (i) that certain Amendment No. 1, Consent and Agreement dated as of January 25, 2007 and (ii) that certain Assumption Agreement dated as of February 7, 2007. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

Each New Subsidiary and the Agent, for the benefit of the Lenders, hereby agree as follows:

1. Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a Loan Guarantor for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement (to the extent made or deemed made on or after the effective date hereof), (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and(c) all of the guaranty obligations set forth in the Guarantee and Collateral Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each New Subsidiary, subject to the limitations set forth in the Guarantee and Collateral Agreement, hereby absolutely and unconditionally guarantees, jointly and severally with the other Loan Guarantors, to the Agent and the Lenders, the prompt payment of the Secured Obligations in full when due (whether at stated maturity, upon acceleration or otherwise) to the extent of and in accordance with the Guarantee and Collateral Agreement.

2. If required, each New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Agent in accordance with the Credit Agreement.

3. Each New Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by each New Subsidiary upon the execution of this Agreement by each New Subsidiary.

4. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

5. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its respective authorized officer, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[Applicable subsidiary signatures]*

Acknowledged and accepted:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands branch), as Agent

by	/s/
Name:
Title:

by	/s/
Name:
Title:

* MCKECHNIE AEROSPACE HOLDINGS, INC., MCKECHNIE AEROSPACE DE, INC., MCKECHNIE AEROSPACE US LLC, MCKECHNIE AEROSPACE INVESTMENTS, INC., VALLEY-TODECO, INC., HARTWELL CORPORATION, WESTERN SKY INDUSTRIES, LLC and TEXAS ROTRONICS, INC. became parties to a Joinder Agreement in the form hereof on December 6, 2010. SEMCO INSTRUMENTS, INC. became party to a Joinder Agreement substantially in the form hereof on September 3, 2010. DUKES AEROSPACE, INC. became a party to a Joinder Agreement substantially in the form hereof on December 2, 2009. ACME AEROSPACE, INC. became a party to a Joinder Agreement substantially in the form hereof on July 27, 2009. AIRCRAFT PARTS CORPORATION became a party to a Joinder Agreement substantially in the form hereof on December 16, 2008. CEF INDUSTRIES, INC. became a party to a Joinder Agreement substantially in the form hereof on May 7, 2008. BRUCE AEROSPACE INC. and BRUCE INDUSTRIES, INC. became parties to a Joinder Agreement substantially in the form hereof on September 10, 2007. AEROCONTROLEX GROUP, INC. became a party to a Joinder Agreement substantially in the form hereof on June 29, 1007. AVIATION TECHNOLOGIES, INC., AVTECH CORPORATION, TRANSICOIL CORP., WEST COAST SPECIALTIES, INC. and MALAYSIAN AEROSPACE SERVICES, INC. became parties to a Joinder Agreement substantially in the form hereof on February 7, 2007. CDA INTERCORP became a party to a Joinder Agreement substantially in the form hereof on November 2, 2006.